Exhibit 10.2

                        RESTRICTED STOCK AWARD AGREEMENT

                        UNDER THE STRIDE RITE CORPORATION
                      2001 STOCK OPTION AND INCENTIVE PLAN


Name of Grantee:
                --------------------------
No. of Shares:
                --------------------------
Purchase Price per Share (If Any):$
                                   -----------
Grant Date:                   , 20
           -------------------    --
Final Acceptance Date:                   , 20
                      -------------------    --
Performance Measure:  Earnings Per Share   $
                                            --------


     Pursuant to The Stride Rite Corporation 2001 Stock Option and Incentive Plan (the "Plan") as amended through the date hereof, The Stride Rite Corporation (the "Company") hereby grants a Restricted Stock Sward (an "Award") to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.25 per share (the "Stock") of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Award shall only be eligible to become vested in accordance with Paragraph 3 hereof, if the Administrator certifies for the relevant year that the Performance Measure has been attained.

     1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless he or she shall have accepted this Award prior to the close of business on the final acceptance date specified above by (i) making payment to the Company by certified or bank check or other instrument acceptable to the Administrator (as defined in Section 2 of the plan) of the Purchase Price per Share, if any, times the number of shares to be accepted, and (ii) signing and delivering to the Company a copy of this Award Agreement. Upon acceptance of this Award by the Grantee, certificates evidencing the shares of restricted stock so accepted shall be issued and delivered to the Grantee, and the Grantee's name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below.

      2. Restrictions and Conditions.

            (a) Certificates evidencing the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

            (b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

            (c) If the Grantee's employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, the Company shall have the right, at the discretion of the Administrator, to repurchase such shares from the Grantee or the Grantee's legal representative at their purchase price. The Company must exercise such right of repurchase or forfeiture by written notice to the Grantee or the Grantee's legal representative not later than 60 days following such termination of employment.

      3. Vesting of Restricted Stock. Subject to the attainment of the Performance Measure, the restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date. If the Performance Measure is not met for the relevant year, then no vesting shall occur and the Restricted Stock shall be repurchased by the Company at their purchase price (if any).

                    Number Of
        Shares of Restricted Stock Vested           Vesting date
                                  (25%)
             -------------                          ------------
                                  (25%)
             -------------                          ------------
                                  (25%)
             -------------                          ------------
                                  (25%)
             -------------                          ------------

      Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

      4. Dividends. Dividends on Shares of Restricted Stock shall be paid currently to the Grantee.

      5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

      6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

      7. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Grantee may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued, or
(ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

      8. Miscellaneous.

            (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Grantee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

            (b) This Agreement does not confer upon the Grantee any rights with respect to continuation of employment by the Company or any Subsidiary.

                                          THE STRIDE RITE CORPORATION


                                          By:
                                              ---------------------------------
                                              Title:


The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.




Dated:
        -------------------------         ------------------------------------
                                          Grantee's Signature


                                          Grantee's name and address:

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January 2005